UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 3, 2008 (March 31, 2008)
REIS, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
530 5th Avenue, New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
(212) 921-1122

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

(d) On March 31, 2008, Reis, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for fiscal 2007 and the fourth quarter of 2007. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference. The information contained in this Item 2.02, including the related information set forth in the Transcript, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On April 2, 2008, Mark S. Germain, a director of the Company, informed the Company that he will not seek re-election to the board of directors at the Company’s 2008 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Transcript of March 31, 2008 Conference Call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REIS, INC.

	By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi Vice President, Chief Financial Officer
Date: April 3, 2008

Exhibit Index

      99.1 Transcript of March 31, 2008 Conference Call.